UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  November 6, 2013

                        ROFIN-SINAR TECHNOLOGIES INC.
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            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
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          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 6, 2013, the Board of Directors of Rofin-Sinar Technologies, Inc., created the position of lead independent director. The lead independent director is elected by the independent members of the Board of Directors and has those roles and responsibilities outlined in the attached
Exhibit 99.1, which is incorporated here by reference.

The independent directors of the Board have elected Ralph Reins, currently the Chair of the Board's Compensation Committee, to serve as the Board's new Lead Director. Mr. Reins has been a member of the Company's Board of Directors since September 1996.

The Board appointed Gary K. Willis, who served as Chair of the Board's Nominating Committee, to replace Ralph Reins as the Chair of the Board's Compensation Committee. Mr. Willis has been a member of the Company's Board of Directors since September 1996.

The Board also appointed Stephen D. Fantone, who serves as an independent director, to replace Gary Willis as the Chair of the Board's Nominating Committee. Mr. Fantone has been a member of the Company's Board of Directors since October 2005.

These appointments are effective immediately.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number    Description

99.1              Roles and Responsibilities of Lead Independent Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   November 8, 2013         /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                                   Chief Executive Officer
                                   and President







                              Exhibit Index



Exhibit Number    Description

99.1              Roles and Responsibilities of Lead Independent Director